BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock International V.I. Fund

(the “Fund”)

Supplement dated December 21, 2023 to the Statement of Additional Information (“SAI”) of the Fund,

dated May 1, 2023, as supplemented to date

Effective November 1, 2023, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Portfolio Manager Information” is revised as follows:

The sub-section entitled “Other Funds and Accounts Managed — BlackRock International V.I. Fund” is deleted in its entirety and replaced with the following:

BlackRock International V.I. Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gareth Williams, CFA	2 $1.69 Billion	2 $140.3 Million	0$0	0$0	1 $54.20 Million	0$0
Sophie Steel*	0 $0	1 $11.92 Million	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of October 31, 2023.

The sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Ruvinsky, DeSpirito, Williams, Wolfe, Savi, Cooke, Mathieson and Zhao and Ms. Bottinelli” is deleted in its entirety and replaced with the following:

Messrs. Ruvinsky, DeSpirito, Williams, Wolfe, Savi, Cooke, Mathieson and Zhao and Mses. Bottinelli and Steel

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Joseph Wolfe	BlackRock Basic Value V.I. Fund	FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP)
Phil Ruvinsky Caroline Bottinelli	BlackRock Capital Appreciation V.I. Fund BlackRock Large Cap Focus Growth V.I. Fund	Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell 2500 Growth Index; Russell MidCap Growth Index
Tony DeSpirito David Zhao	BlackRock Equity Dividend V.I. Fund BlackRock Basic Value V.I. Fund	FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP)
Gareth Williams, CFA	BlackRock International V.I. Fund	LIBOR 3 Month Index; MSCI ACWI Financials Index; MSCI All Country World ex US — Net Return
Raffaele Savi Travis Cooke, CFA Richard Mathieson	BlackRock Advantage Large Cap Core V.I. Fund BlackRock Advantage Large Cap Value V.I. Fund BlackRock Advantage SMID Cap V.I. Fund	No benchmarks.
Sophie Steel	BlackRock International V.I. Fund	MSCI All Country World ex US — Net Return

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. With the exception of Mr. Williams and Ms. Steel, the portfolio managers of these funds are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Williams and Ms. Steel are eligible to participate in these plans.

The last two sentences of the second paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Clayton, Cooke, Koesterich, Mathieson, Rieder, Savi and Williams may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Clayton, Cooke, Koesterich, Mathieson, Rieder, Savi and Williams may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-INTVI-1223SUP

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